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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 19, 2001
                                                        (December 16, 2001)

                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    000-24923                   25-1799439
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


          4311 Jamboree Road, Newport Beach, California     92660-3095
          (Address of principal executive offices)          (Zip code)



Registrant's telephone number, including area code:         (949) 483-4600


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.      Other Events.

          On December 16, 2001, Registrant entered into (i) an Agreement and Plan of Reorganization dated as of December 16, 2001 (the "Merger Agreement") with Washington Sub, Inc., a wholly-owned subsidiary of Registrant ("Washington"), and Alpha Industries, Inc. ("Alpha") and (ii) a Contribution and Distribution Agreement dated as of December 16, 2001 (the "Distribution Agreement") with Washington. Pursuant to the Distribution Agreement, Registrant will contribute to Washington the wireless communications business presently conducted by Registrant, other than certain assets and liabilities, and will distribute all the outstanding shares of Washington to Registrant's shareowners (the "Spin-off"). Immediately thereafter, pursuant to the Merger Agreement, Washington will merge with and into Alpha, with Alpha as the surviving corporation (the "Merger"). The Merger is subject to, among other things, regulatory approval, a ruling by the IRS that the Spin-off qualifies as tax-free and approval by Alpha's stockholders.

          Upon completion of the Merger, Alpha will purchase (i) Registrant's semiconductor assembly, module manufacturing and test facility, located in Mexicali, Mexico, pursuant to the Mexican Stock and Asset Purchase Agreement dated as of December 16, 2001 by and between Registrant and Alpha (the "Mexicali Agreement") and (ii) Registrant's Package Design Team that supports the Mexicali facility, pursuant to the U.S. Asset Purchase Agreement dated as of December 16, 2001 by and between Registrant and Alpha (the "U.S. Asset Purchase Agreement").

          The foregoing description of the Merger, the Merger Agreement, the Distribution Agreement, the Mexicali Agreement and the U.S. Asset Purchase Agreement is qualified in its entirety by reference to the Merger Agreement, the Distribution Agreement, the Mexicali Agreement, the U.S. Asset Purchase Agreement and the joint press release of Registrant and Alpha issued on December 17, 2001, which are filed as Exhibits 2.1, 2.2, 99.1, 99.2 and 99.3 hereto, respectively, and incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

         2.1 Agreement and Plan of Reorganization dated as of December 16, 2001 by and among Registrant, Washington and Alpha (excluding exhibits).

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         2.2        Contribution and Distribution Agreement dated as of
                    December 16, 2001 by and between Registrant and Washington (excluding exhibits).


         99.1 Mexican Stock and Asset Purchase Agreement dated as of December 16, 2001 by and between Registrant and Alpha. (excluding exhibits).


         99.2 U.S. Asset Purchase Agreement dated as of December 16, 2001 by and between Registrant and Alpha (excluding exhibits).


         99.3       Joint press release of Registrant and Alpha dated
                    December 17, 2001.

















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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  CONEXANT SYSTEMS, INC.
                                                       (Registrant)




                                                  By /s/ Dennis E. O'Reilly
                                                     ---------------------------
                                                       Dennis E. O'Reilly
                                                       Senior Vice President,
                                                         General Counsel and
                                                         Secretary


Dated:  December 19, 2001





















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                                  EXHIBIT INDEX




                                                                    Sequentially
   Exhibit                                                            Numbered
   Number                          Description                          Page
   ------                          -----------                      ------------

    2.1 Agreement and Plan of Reorganization dated as of December 16, 2001 by and among Registrant, Washington and Alpha (excluding exhibits).

    2.2 Contribution and Distribution Agreement dated as of December 16, 2001 by and between Registrant and Washington (excluding exhibits).

    99.1 Mexican Stock and Asset Purchase Agreement dated as of December 16, 2001 by and between Registrant and Alpha (excluding exhibits).

    99.2 U.S. Asset Purchase Agreement dated as of December 16, 2001 by and between Registrant and Alpha (excluding exhibits).

    99.3      Joint press release of Registrant and Alpha dated
              December 17, 2001.